UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019

uBid Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-232091	45-2482974
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Lakeside Corporate Court, 5880 Live Oak Parkway, Suite 100, Norcross, Georgia 30093

(address of principal executive offices) (zip code)

(773) 272-5000

(registrant’s telephone number, including area code)

566 West Adams Street

Suite 260

Chicago, IL 60661

(former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UBID	OTCQB

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Contract.

On July 29, 2019, the registrant (“uBid”) entered into a securities purchase agreement with Auctus Fund, LLC (“Auctus”) under which uBid issued a convertible promissory note and warrant to purchase shares of uBid common stock. The convertible promissory note was in the principal amount of $277,500 from which Auctus deducted $27,500 as a due diligence fee and $4,000 for Auctus’ legal fees, bearing interest of 8% per annum and with a maturity date of July 22, 2020. The note is convertible into shares of uBid’s common stock at a conversion price equal to the lesser of: (i) $0.06 or (ii) the Variable Conversion Price (defined as 70% multiplied by the average of the three lowest volume weighted average prices of uBid’s shares of common stock during the ten consecutive trading day period immediately preceding the trading day that uBid receives Auctus’ notice of conversion). uBid is required at all times to have coverage of any potential conversion equal to three times the shares of its common stock into which the unpaid principal and accrued interest of the note is convertible. uBid issued a warrant to Auctus (the “Auctus Warrant”) exercisable for three years to purchase up to 7,000,000 shares that we will register under the 1933 Act at an exercise price of $0.06 per share. uBid is authorized to prepay this convertible loan commencing on the date of the note and ending 180 days after the date of the note by paying 115% of the outstanding principal amount of the note together with accrued and unpaid interest thereon.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed with this report:

Exhibit No.	Description
10.1	Securities Purchase Agreement dated July 22, 2019 between uBid Holdings, Inc. and Auctus Fund, LLC

10.2	Convertible Promissory Note dated July 22, 2019 between uBid Holdings, Inc. and Auctus Fund, LLC

10.3	Warrant dated July 22, 2019 issued by uBid Holdings, Inc. to Auctus Fund, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2019	uBid Holdings, Inc.

	By:	/s/ Ketan Thakker
Name: Ketan Thakker
Title: President and CEO

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